Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 Dec 1, 2008 - Dec 31, 2008

MONTHLY OPERATING REPORT

DEBTORS’ ADDRESSES:	Homebanc Mortgage Corporation (Case No. 07-11079) Five Concourse Parkway, Suite 3000 Atlanta, GA 30328

HomeBanc Corp. (Case No. 07-11080) Five Concourse Parkway, Suite 3000 Atlanta, GA 30328

HomeBanc Funding Corporation (Case No. 07-11081) Five Concourse Parkway, Suite 3000 Atlanta, GA 30328

HomeBanc Funding Corporation II (Case No. 07-11082) Five Concourse Parkway, Suite 3000 Atlanta, GA 30328

HMB Acceptance Corporation (Case No. 07-11083) Five Concourse Parkway, Suite 3000 Atlanta, GA 30328

HMB Mortgage Partners, LLC (Case No. 07-11084) Five Concourse Parkway, Suite 3000 Atlanta, GA 30328

REPORT PREPARER: Subsidiaries	Homebanc Mortgage Corporation and Debtor

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Homebanc Mortgage Corporation, for itself and its subsidiary debtors; Debtors-in-Possession

By:	/s/ Donald R. Ramon
Donald R. Ramon Acting CEO and CFO

Date: January 20, 2009

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 Dec 1, 2008 - Dec 31, 2008

TABLE OF CONTENTS

I.	Consolidating Balance Sheets (unaudited)	4

II.	Consolidating Statements of Operations (unaudited)	5

III.	Consolidating Statements of Cash Flows (unaudited)	6

IV.	Disbursements for Calculating U.S. Trustee Quarterly Fees	10

V.	Certifications	11

VI.	Summary of Post-petition Accounts Receivable and Accounts Payable, including Agings	12

VII.	Debtor Questionnaire	13

VIII.	Bank Account Summary	14

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 December 1, 2008 - December 31, 2008

Company Guide for Financial Statement Abreviations

The consolidated financial statements for HomeBanc Corporation and its subsidiary contain both debtor and non-debtor entities. Listed below is a guide to the company abreviations contained in the financial statements.

Abbreviation	Company Name	Debtor or Non Debtor
HBMC	HomeBanc Mortgage Corporation	Debtor
HBFCI	HomeBanc Funding Corporation	Debtor
HBFCII	HomeBanc Funding Corporation II	Debtor
HMB	HomeBanc Corporation	Debtor
HBMT 2004-1	HomeBanc Mortgage Trust 2004-1	Non-Debtor
HBMT 2004-2	HomeBanc Mortgage Trust 2004-2	Non-Debtor
HBMT 2005-1	HomeBanc Mortgage Trust 2005-1	Non-Debtor
HBMT 2005-2	HomcBane Mortgage Trust 2005-2	Non-Debtor
HBMT 2005-3	HomeBanc Mortgage Trust 2005-3	Non-Debtor
HBMT 2005-4	HomeBanc Mortgage Trust 2005-4	Non-Debtor
HBMT 2005-5	HomeBanc Mortgage Trust 2005-5	Non-Debtor
HBMT 2006-2	HomeBanc Mortgage Trust 2006-2	Non-Debtor
HBAC	HomeBanc Acceptance Corporation	Debtor
HBTP	HomeBanc Title Partners	Non-Debtor
MI Captive	Ml Captive	Non-Debtor
HMB Mortgage Partners	HMB Mortgage Partners	Debtor

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 December 1, 2008 - December 31, 2008

CONSOLIDATING BALANCE SHEETS (unaudited)

AS OF DECEMBER 31, 2008

(Dollars in Thousands)

	TRS	HBFC I	HBFC II	HBC	HBAC	Elimination	HMB Cosolidated
Assets
Cash	5,657	—	—	795	—		6,452
Restricted cash	—	—	—	—	—		—
Mortgage loans held for sale, net	946	—	—	—	—	—	946
Mortgage loans held for investment, net of allowance of ${	—	—	—	—	—		—
Mortgage servicing rights	—	—	—	—	—		—
Receivable from custodian	—	—	—	—			—
Trading securities	500						500
Securities available for sale	—	—	—	—	—		—
Securities held to maturity	—	—	—	—	—		—
Accrued interest receivable	—	—	—	—			—
Premises and equipment, net	—	—	—	—	—		—
Goodwill, net	—	—	—	—	—		—
Deferred tax asset, net	—	—	—	—	—		—
Accounts receivable from affiliates	—	8,831	—	27,482	—	(36,313)
Investment in subsidiaries	—	—	—	393,947	—	(393,947)	—
Other assets	6,121	—	—		—		6,121

Total assets	13,224	8,831	—	422,224	—	(430,260)	14,019

Date: November 20, 2008
Warehouse lines of credit	—				—		—
Repurchase agreements	—			—			—
Loan funding payable	1,478	—	—	—	—		1,478
Accrued interest payable	—	—	—	—			—
Accrued expenses	1,239	—	—	—	—		1,239
Other accounts payable	—	—	—	—	—		—
Accounts payable to affiliates	36,124	—	188		—	(36,312)
Collateralized debt obligations	—	—	—		—		—
Junior subordinated debentures representing obligations fc	—			175,260			175,260

Total liabilities	38,841	—	188	175,260	—	(36,312)	177,977

Minority interest	64	—	—	—	—		64

Shareholders’ equity:
Preferred stock	—	—	—	47,992	—		47,992
Common stock	—	—	—	571	—		571
Additional paid-in capital	393,898	25	25	278,865	—	(393,948)	278,865
Accumulated deficit	(419,579)	8,806	(213)	(62,560)	—		(473,546)
Treasury stock	—	—	—	(17,904)	—		(17,904)
Accumulated other comprehensive (loss) income	—	—	—	—	—	—	—

Total shareholders’ equity	(25,681)	8,831	(188)	246,964	—	(393,948)	(164,022)

Total liabilities and shareholders’ equity	13,224	8,831	—	422,224	—	(430,260)	14,019

Note: Company abreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 December 1, 2008 - December 31, 2008

CONSOLIDATING STATEMENTS OF OPERATIONS (unaudited)

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008

(Dollars in Thousands)

	TRS	HBFC I	HBFC II	HBC	HMB Consolidated
Revenue:
MBS Interest Income	999				999
Other Miscellaneous Income	724				724

Total Revenue	1,723	—	—	—	1,723
Expenses:
Professionals	5,687				5,687
Insurance	575				575
Contract Personnel	484				484
Data Facility	72				72
Compensation and Benefits	312				312
Financial Systems	122				122
Record Storage	89				89
Medical Insurance Run-Off Payments	95				95
Loan Sales Expense	215				215
US Trustee Fees	72				72
Office Rental	84				84
Other Misc Operating Expenses	2,196				2,196

Total Expenses	10,003	—	—	—	10,003
Date: November 20, 2008
Income tax expense	—	—	—	—	—

Net loss	(8,280)	—	—	—	(8,280)

Note: Company abreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 December 1, 2008 - December 31, 2008

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008

(Dollars in Thousands)

December 31, 2008
Operating activities
Net loss	$(8,280)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Decrease in mortgage loans held for sale, net	4,465
Decrease in other assets	7,239
Decrease in other liabilities	(4,361)

Net cash (used in) provided by operating activities	$(937)
Investing activities
Net cash provided by (used in) investing activities	$—
Financing activities
Net cash (used in) provided by financing activities	$—

Net increase (decrease) in cash	(937)
Cash and cash equivalents at beginning of period	7,389

Cash and cash equivalents at end of period	$6,452

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 December 1, 2008 - December 31, 2008

HBMC BALANCE SHEETS (unaudited)

AS OF DECEMBER 31, 2008

(Dollars in Thousands)

	HBMC	HB Title Partners	MI Captive	HB Mortgage Partners	Elimination	HBMC Consolidated
Assets
Cash	5,481	176	—	—		5,657
Restricted cash	—	—	—	—		—
Mortgage loans held for sale, net	946	—	—	—		946
Mortgage loans held for investment, net	—	—	—	—		—
Mortgage servicing rights, net	—	—	—	—		—
Trading securities	500	—	—	—		500
Accrued interest receivable	—		—	—		—
Premises and equipment, net	—	—	—	—		—
Goodwill, net	—	—	—	—		—
Deferred tax asset, net	—	—	—	—		—
Other assets	—	—	6,121	—		6,121
A/R from affiliates - ELIMINATED	—	4,246	571	188	(5,005)	—
Investment in subsidiaries - ELIMINATED	751	—	—	—	(751)	—

Total assets	7,678	4,422	6,692	188	(5,756)	13,224

Liabilities and shareholders equity
Warehouse lines of credit	—	—	—	—		—
Repurchase agreements	—					—
Date: November 20, 2008	1,478	—	—	—		1,478
Accrued interest payable	—	—	—	—		—
Accounts payable to affiliates	41,129				(5,005)	36,124
Other liabilities	1,239	—	—	—		1,239
Deferred tax liability		—	—	—	—	—

Total liabilities	43,846	—	—	—	(5,005)	38,841
Minority interest	—	36		28		64
Shareholders’ equity:
Additional paid- in capital	393,898	159	658	56	(873)	393,898
Accumulated deficit	(430,066)	4,227	6,034	104	122	(419,579)
Accumulated other comprehensive income	—	—	—	—		—

Total shareholder’s equity	(36,168)	4,386	6,692	160	(751)	(25,681)

Total liabilities and shareholder’s equity	7,678	4,422	6,692	188	(5,756)	13,224

Note: Company abreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 December 1, 2008 - December 31, 2008

HBMC STATEMENTS OF OPERATIONS (unaudited)

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008

(Dollars in Thousand)

	HBMC	HB Title Partners	Ml Captive	HB Mortgage Partners	HBMC Consolidated
Revenue:
MBS Interest Income	999				999
Other Miscellaneous Income	724				724

Total Revenue	1,723	—	—	—	1,723
Expenses:
Professionals	5,687				5,687
Insurance	575				575
Contract Personnel	484				484
Data Facility	72				72
Compensation and Benefits	312				312
Financial Systems	122				122
Record Storage	89				89
Medical Insurance Run-Off Payments	95				95
Loan Sales Expense	215				215
US Trustee Fees	72				72
Office Rental	84				84
Other Misc Operating Expenses	2,196				2,196

Total Expenses	10,003	—	—	—	10,003
Date: November 20, 2008
Income tax expense	—	—	—	—	—

Net loss	(8,280)	—	—	—	(8,280)

Note: Company abreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 December 1, 2008 - December 31, 2008

HBMC STATEMENT OF CASH FLOWS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008

(Dollars in Thousands)

December 31, 2008
Operating activities
Net loss	$(8,280)
Adjustments to reconcile net loss to net cash used in operating activities:
Decrease in mortgage loans held for sale, net	4,465
Net change in funds due from/to affiliates	1,840
Decrease in other assets	7,239
Decrease in other liabilities	(4,361)

Net cash used in operating activities	903
Investing activities
Net cash used in investing activities	—
Financing activities

Net cash provided by financing activities	—

Net Increase (decrease) in cash	745
Cash and cash equivalents at beginning of period	4,754

Cash and cash equivalents at end of period	$5,657

Date: January 20, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 December 1, 2008 - December 31, 2008

IV. Disbursements for Calculating U.S. Trustee Fees (Dollars in Thousands)

	Homebanc Mortgage Corporation	HomeBanc Corp	HomeBanc Funding Corporation	HomeBanc Funding Corporation II	HMB Acceptance Corporation	HMB Mortgage Partners, LLC
Total disbursements during the current month	$2,080	$8	$	$	$	$
LESS: Transfers to Debtor-in-Possession Accounts
PLUS: Estate Disbursements made by Outside Sources (i.e. from Escrow Accounts)	—

Total - Disbursements for Calculating U.S. Trustee Quarterly Fees	$2,080	$8	$	$	$	$

Note: Cash disbursements are made from HomeBanc Mortgage Corporation only

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 Dec 1, 2008 - Dec 31, 2008

V. Certifications

A. Bank Reconciliation Certification

The undersigned verifies that, to the best of my knowledge, all of the Debtors’ June 30, 2008 bank balances have been reconciled in an accurate and timely manner.

B. Post-petition Taxes Certification

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.

Homebanc Mortgage Corporation, for itself and its subsidiary debtors; Debtors-in-Possession

By:	/s/ Donald R. Ramon
Donald R. Ramon Acting CEO and CFO

Date: January 20, 2009

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 December 1, 2008 - December 31, 2008

VI. Summary of Post-petition Accounts Receivable and Accounts Payable, including Agings (Dollars in Thousands)

Accounts Receivable Agings as of Current Month-end

Amount
Current (due during next 30 days)
Past Due 1-30 Days
Past Due 31-60 Days
Past Due 61-90 Days
Past Due Over 90 Days
Open Receivables (non-aged)

Total Accounts Receivable	$

Post-petition Accounts Payable as of Current Month-end

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable - Trade	$	$	$	$	$	$

Note: all post-petition trade payable invoices received were paid as of month end

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 Dec 1, 2008 - Dec 31, 2008

VII. Debtor Questionnaire

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		xxx

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide and explanation below.		xxx

3.	Have all post-petition tax returns been timely filed? If no, provide an explanation below.	xxx

4.	Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.	xxx

Notes:

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 Dec 1, 2008 - Dec 31, 2008

Bank Account Summary

See attached sheets that follow

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: HomeBanc Mortgage Corporation and Debtor Subsidiaries	Case No. Reporting Period:	07-11079 December 1, 2008 - December 31, 2008

Bank Account Name	Account Owner	Account Number	Ledger Balance
			(amounts in 000’s)
Wachovia Master Cash	HBMC	2080000697499	1,542
Wachovia Wind Down Budget DIP AP	HBMC	2000036086601	507
Wachovia Segregated Asset	HBMC	2000036086203	940
Wachovia Segregated Asset - Deferred Comp	HBMC	2000036085657	2,152
Wachovia FCB Segregated	HBMC	208000701534	330
JPMC Liquid Funding Collection	HBMC	709382329	10
HomeBanc Title Partners Operating	HB Mtg Partners	Non-Debtor	176
JPMC - Operating	HMB	1133398359	82
JPMC MBS Settlement Clearing	HMB	66656222	713

			6,452

Bank Reconciliation Certification

The undersigned verifies that, to the best of my knowledge, all of the Debtors’ June 30, 2007 bank balances have been reconciled in an accurate and timely manner.

Homebanc Mortgage Corporation, for itself and its subsidiary debtors in possession

By:	/s/ Donald R. Ramon
Donald R. Ramon Acting CEO and CFO

Date: January 20, 2008